UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Southern California Gas Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT MESSAGE

Re: Southern California Gas Company (SoCalGas) Special Meeting of Shareholders

Dear SoCalGas Shareholder:

Our Special Meeting of Shareholders has been scheduled for Thursday, August 6, 2026, and we are contacting you with a request to vote your SoCalGas shares.

It is very important that you vote before the meeting. The proxy information administrator for the Special Meeting, D.F. King, is standing by to take your vote. The call will only take a few moments of your time and there is no confidential information required.

Please contact D.F. King toll-free at 1-800-769-7666 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday to vote. At the time of the call please reference the number listed below.

Sincerely,

/s/ Jason W. Egan

Corporate Secretary

Southern California Gas Company